UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Soliciting Material Pursuant to §240.14a-12

ZOOM TELEPHONICS, INC.
(Name of Registrant as Specified In Its Charter)

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ZOOM TELEPHONICS, INC.

225 Franklin Street
Boston, MA 02110

June 4, 2020

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Zoom Telephonics, Inc. to be held on Thursday, July 17, 2020 by live webcast at www.virtualshareholdermeeting.com/ZMTP2020. The meeting will be held in virtual format only and will begin at 10:00 a.m. After the short formal part of the meeting, there will be a business presentation and a question-and-answer period.

We are using the Internet as our primary means of furnishing the proxy materials to our stockholders. This process expedites the delivery of proxy materials and reduces our expenses.

In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials on or about June 4, 2020, which contains instructions on how stockholders can access the proxy materials over the Internet and vote electronically or by phone. The Notice of Internet Availability of Proxy Materials also contains instructions describing how stockholders can request a paper copy of our proxy materials, including the Proxy Statement, the 2019 Annual Report and a form of proxy card.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by using one of the voting options available to you as described in the Notice of Internet Availability of Proxy Materials and in our Proxy Statement. If you wish to revoke your proxy at the meeting, you can withdraw your proxy and vote your shares electronically during the meeting.

The Board of Directors has fixed the close of business on May 22, 2020 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

I look forward to seeing those of you who will be able to attend our meeting in its virtual format.

Jeremy Hitchcock
Executive Chairman of the Board of Directors

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ZOOM TELEPHONICS, INC.
225 Franklin Street
Boston, MA 02110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Zoom Telephonics, Inc. (the “Company”) will be held on Friday, July 17, 2020 at 10:00 a.m. Eastern Time by virtual means at www.virtualshareholdermeeting.com/ZMTP2020. The meeting will be held for the following purposes:

1.
To elect nine directors to serve for the ensuing year until their respective successors are duly elected and qualified;

2.
To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020;

3.
To approve by a non-binding advisory vote the compensation of the Company’s named executive officers (the “say-on-pay” vote); and

4.
To hold an advisory vote on the frequency of holding future say-on-pay votes.

The Board of Directors has fixed the close of business on May 22, 2020 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any continuation or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in its virtual format. Whether or not you plan to attend the Annual Meeting, you are urged to vote by proxy in accordance with the instructions included in the Notice of Internet Availability of Proxy Materials. Any stockholder attending the Annual Meeting may vote electronically during the meeting even if he or she has voted by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Jacquelyn Barry Hamilton
Chief Financial Officer

Boston, Massachusetts
June 4, 2020

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on

Friday, July 17, 2020: The Proxy Statement for the Annual Meeting and the Annual Report to

Stockholders for the year ended December 31, 2019 are available at www.proxyvote.com.

IMPORTANT: YOU ARE URGED TO SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS FOUND ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY.

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ZOOM TELEPHONICS, INC.
PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2020

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Zoom Telephonics, Inc., for use at the Annual Meeting of Stockholders to be held on Friday, July 17, 2020 at 10:00 a.m. Eastern Time (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held by virtual means at www.virtualshareholdermeeting.com/ZMTP2020. We intend to mail a Notice of Internet Availability of Proxy Materials (sometimes referred to as the “Notice”) and to make this proxy statement and Zoom's Annual Report for the year ending December 31, 2019, available to our stockholders of record entitled to vote at the Annual Meeting on or about June 4, 2020. In this proxy statement we refer to Zoom Telephonics, Inc. as “Zoom,” “we,” or “us.”

Record Date, Stock Ownership and Voting

Only stockholders of record at the close of business on May 22, 2020, are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on May 22, 2020 there were outstanding and entitled to vote 21,434,328 shares of common stock, par value $.01 per share ("Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock.

One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Annual Meeting in order to constitute the quorum necessary to take action at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers who complete a proxy in accordance with the instructions included in the Notice of Internet Availability and Proxy Material or comply with the voting instructions but who fail to vote on one or more proposals (“broker non-votes”) will be considered present at the Annual Meeting and will count toward the quorum but will be deemed not to have voted on such proposal.

The nine nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected directors of Zoom Telephonics, Inc.

An affirmative vote of a majority of the votes properly cast at the Annual Meeting will be necessary to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

An affirmative vote of a majority of the votes properly cast at the Annual Meeting will be necessary to approve by a non-binding advisory vote the compensation of the Company’s named executive officers. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

An affirmative vote of a majority of the votes properly cast at the Annual Meeting will be necessary to approve by a non-binding advisory vote the frequency of holding future say-on-pay votes. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

We do not intend to submit any other proposals to the stockholders at the Annual Meeting. The Board of Directors was not aware, a reasonable time before mailing of this proxy statement to stockholders, of any other business that may properly be presented for action at the Annual Meeting. If any other business should properly come before the Annual Meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

How to Vote

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet, over the telephone or by mail. The procedures for voting by proxy are as follows:

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To vote by proxy over the Internet go to the web address listed on the Notice of Internet Availability of Proxy Materials; or

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To vote by proxy over the telephone, dial the toll-free phone number listed on the Notice of Internet Availability of Proxy Materials under the heading “Telephone” and following the recorded instructions; or

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To vote by written proxy you must request a printed copy of these proxy materials by mail at no cost to you as indicated on the Notice of Internet Availability of Proxy Materials. Complete, sign and date your proxy card and return it promptly in the envelope.

Revocability of Proxies

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before the final vote. A person’s proxy vote may be revoked by filing a written notice of revocation and sending such notice to Zoom at 225 Franklin Street, Boston, Massachusetts 02110, by duly executing a proxy bearing a later date, or by attending the Annual Meeting and voting electronically.

Solicitation

All costs of this solicitation of proxies will be borne by Zoom. Zoom may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of Zoom. No additional compensation will be paid for any such services. Zoom may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A Board of nine directors is to be elected at the Annual Meeting. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated the persons listed below for election as directors of Zoom, all of whom have been nominated for re-election:

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David Allen
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Joseph Donovan
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Philip Frank
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Jeremy Hitchcock
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Joshua Horowitz
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Peter R. Kramer
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Frank B. Manning
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Jonathan Seelig
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Peter Sykes

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. All nominees are currently directors of Zoom. In the event that any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or unwilling to serve as a director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each director elected will hold office until the next Annual Meeting or until his successor is duly elected or appointed and qualified, unless his office is earlier vacated in accordance with the Certificate of Incorporation of Zoom or he becomes disqualified to act as a director. The nine nominees who receive the greatest number of votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected directors of Zoom.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
ELECTION OF THE NINE NOMINEES SET FORTH ABOVE.

BOARD OF DIRECTORS AND MANAGEMENT

Information Regarding the Board of Directors

The Board of Directors consists of nine members. In connection with the private placement of Common Stock pursuant to a Stock Purchase Agreement, dated May 26, 2020, which closed on May 27, 2020, the Board of Directors was expanded from seven to nine members, and Messrs. David Allen and Joshua Horowitz were appointed to fill the resulting vacancies. In the event that Mr. Horowitz resigns or is removed from the Board of Directors, Palm Global Small Cap Master Fund LP (“Palm Fund”) will have the right to designate a replacement director pursuant to the terms of the Stock Purchase Agreement. At each meeting of stockholders, directors are elected for a one-year term. The following table and biographical descriptions set forth information regarding the current members of the Board of Directors.

Name	Age	Principal Occupation	Director Since
David Allen(2)	43	Former Vice President, Operations & Strategy of Oracle Corporation	2020
Joseph J. Donovan(1), (2), (3)	70	Recently retired as Adjunct Professor at Suffolk University's Sawyer School of Management	2005
Philip Frank(1), (2)	49	President and Chief Executive Officer of VUI, Inc.	2015
Jeremy Hitchcock(4)	38	Executive Chairman of the Board of Zoom Telephonics, Inc., and President and Chief Executive Officer of Minim, Inc.	2019
Joshua Horowitz(3)	42	Portfolio Manager at Palm Management (US) LLC	2020
Peter R. Kramer(2), (3)	68	Artist	1977
Frank B. Manning	71	Recently retired as Chairman of the Board and Chief Executive Officer of Zoom Telephonics, Inc.	1977
Jonathan Seelig(3)	47	Chief Executive Officer of Tectonic Network, Inc.	2019
Peter Sykes(1)	74	Personal Investor	2016

(1) Members of the Audit Committee as of May 22, 2020. Chair, Philip Frank.
(2) Members of the Compensation Committee as of May 22, 2020. Chair, David Allen.
(3) Members of the Nominating Committee as of May 22, 2020. Chair, Joshua Horowitz.
(4) Executive Chairman of the Board of Directors, Jeremy Hitchcock.

David Allen has been a director of Zoom since May 2020. Mr. Allen was the Vice President, Operations & Strategy of Oracle Corporation from 2017 to October 2019. From 2013 to 2017, he served as Senior Vice President at Dyn, Inc. (“Dyn”) where he oversaw Dyn’s legal team, and was responsible for all aspects of the company’s legal matters. Prior thereto, Mr. Allen practiced law at Nixon Peabody LLP. In private practice, he represented strategic and financial buyers and sellers of publicly and privately held businesses and served as outside general counsel to technology companies. His extensive experience in technology, business, and legal matters enable him to serve on our Board of Directors.

Joseph J. Donovan has been a director of Zoom since 2005. Currently retired, Mr. Donovan served as the Director of Education Programs of Suffolk University's Sawyer School of Management on the Dean College campus, where he was responsible for the administration of undergraduate and graduate course offerings at Dean College from March 2004 through September 2009. Mr. Donovan also served as an adjunct faculty member at Suffolk University's Sawyer School of Management. He taught Money and Capital Markets, Managerial Economics, and Managerial Finance in the Graduate School of Business Administration at Suffolk University. Mr. Donovan served as the Director of Emerging Technology Development for the Commonwealth of Massachusetts' Office of Emerging Technology from January 1993 through October 2004. Mr. Donovan also served as a director of the Massachusetts Technology Development Corporation, the Massachusetts Emerging Technology Development Fund, and the Massachusetts Community Development Corporation. He received a Bachelor of Arts in Economics and History from St. Anselm College in Manchester, N.H. and a Master's Degree in Economics and Business from the University of Nebraska. Mr. Donovan adds a perspective to our Board of Directors which he gained through his experience both as an educator and a leader in the Massachusetts high technology community.

Philip Frank is a technology executive with over 25 years of experience. He has been a director of Zoom since September 22, 2015.  He has served as President, Chief Executive Officer and director of VUI, Inc. since September 2018.  Prior to that, he was the President, Chief Executive Officer and a director of AirSense Wireless from August of 2016 until its sale to Charter Communications, Inc. in January 2018, and was Zoom's Chief Financial Officer from September 2015 to July 2016.  From February 2005 to December 2014 he worked for the Nokia Corporation including Nokia Siemens Networks, based in London, England.  At Nokia, Mr. Frank was most recently the Global Head of Corporate Development and Mergers and Acquisitions.  Earlier in his career Mr. Frank was an executive with AT&T Wireless Services as well as having worked with global advisory firms Diamond-Cluster International, Inc. and Accenture PLC.  He received a Master’s Degree in Business Administration from the University of Michigan Ross School of Business.  Mr. Frank’s extensive experience as a senior financial and development executive with the world’s largest telecommunications service provider and with the world’s largest infrastructure vendor provides Zoom with topical industry expertise and a valuable perspective regarding financial management, strategy, development and sales.

Jeremy Hitchcock is a technology entrepreneur and executive who joined Zoom’s Board of Directors in May 2019. On January 16, 2020, the Board appointed Mr. Hitchcock as Chairman of the Board, to be effective as of February 1, 2020. On April 14, 2020, the Board appointed Mr. Hitchcock as Executive Chairman of the Board. Mr. Hitchcock serves as President and Chief Executive Officer of Minim, Inc. (“Minim”), an Internet of Things (“IoT”) networking and security company. Mr. Hitchcock is a Principle at Orbit Group LLC, a New Hampshire based venture capital firm. Previously, Mr. Hitchcock founded Dyn when he was a student at Worcester Polytechnic Institute in 2001. Dyn is an Internet infrastructure company connecting people, content, and commerce. The company grew to 500 employees and raised $100 million of growth capital, and was acquired by Oracle Corporation in 2017. Mr. Hitchcock’s extensive experience in networking, security, and business enable him to serve on our Board of Directors.

Joshua Horowitz has been a director of Zoom since May 2020. Mr. Horowitz is a professional investor with over 17 years of investing experience. Since January 2012, Mr. Horowitz has served as a portfolio manager and Managing Director at various Palm entities, first with Palm Ventures LLC and currently with Palm Management (US) LLC where he manages the Palm Global Small Cap Master Fund. He was formerly Director of Research at Berggruen Holdings, a multi-billion dollar family office and a research analyst at Crossway Partners LP, a value strategy investment partnership. Mr. Horowitz has served as a director of three separate Nasdaq traded companies over the past six years. Mr. Horowitz served as a Director of The Lincoln General Insurance Company from October 2001 to November 2014, 1347 Capital Corp (Nasdaq: TFSC) from July 2014 to July 2016, and 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) from April 2015 to April 2018. He was most recently the Interim Chairman of the Board of Directors at Birner Dental Management Services, Inc. (OTC: BDMS) from June 2018 until the Company’s sale to Mid Atlantic Dental Partners in January 2019. Birner was the only publicly traded dental service organization (“DSO”) in the country with 67 offices and over 500 employees. He is currently a Director of Limbach, Inc. (Nasdaq: LMB), a $500m mechanical systems solutions concern. He is also a Board Observer at Biomerica, Inc. (Nasdaq: BMRA) and a Director of Insurance Income Strategies, Ltd. Mr. Horowitz holds a Bachelor of Science degree in Management magna cum laude from Binghamton University and also studied at the Bath School of Management in the United Kingdom. We believe that Mr. Horowitz’s qualifications to serve on our Board include valuable insights obtained through his management and operational experience as well as his extensive experience in the financial industry, including investing, corporate governance, capital allocation, finance and financial analysis of public companies.

Peter R. Kramer is a co-founder of Zoom and has been a director of Zoom since May 1977. Mr. Kramer also served as our Executive Vice President from May 1977 until November 2009, when he retired from this position. He earned his B.A. degree in 1973 from the State University of New York at Stony Brook and his Master’s in Fine Art degree from C.W. Post College in 1975. From 1999 to 2005, Mr. Kramer was a director of Intermute, Inc., a company that Zoom co-founded and sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Kramer’s experience as our co-founder and as Executive Vice President with Zoom for over thirty years enables him to bring a well-informed perspective to our Board of Directors.

Frank B. Manning co-founded the Company and served as Chief Executive Officer from May 1977 until his retirement on February 1, 2020. He has continued to serve on the Company’s Board of Directors since 1977. He earned his BS, MS and PhD degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. From 1998 through late 2006, Mr. Manning was also a director of the Massachusetts Technology Development Corporation, a public purpose venture capital firm that invests in seed and early-stage technology companies in Massachusetts. From 1999 to 2005, Mr. Manning was a director of Intermute, Inc., a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Manning was a director of Unity Business Networks, a hosted VoIP service provider, from Zoom's investment in July 2007 until Unity’s acquisition in October 2009. From its inception until November 2010, Mr. Manning was also a director of Zoom Technologies. Mr. Manning’s extensive experience as our co-founder, Chief Executive Officer, and Chairman for many years, as well as his experience and professional skills in electronics and business, enable him to skillfully serve on Zoom’s Board of Directors.

Peter Sykes has been a director of Zoom since October 24, 2016.  Mr. Sykes is a British entrepreneur and investor. Mr. Sykes had a successful corporate career with Dell Inc., from 1992 to 2002 initially setting up the Dell subsidiaries in Switzerland and Austria and later developing the Dell Global Enterprise Program across Europe.  Subsequently, Mr. Sykes spearheaded Dell's development of Thailand, Korea and India.  Since 2002, Mr. Sykes has managed his personal investment portfolio. Mr. Sykes has a wealth of experience developing electronics hardware sales channels enabling him to capably serve on our Board of Directors.

Jonathan Seelig joined as a director of Zoom in May 2019. Mr. Seelig is co-founder and Chief Executive Officer of Tectonic Network Inc., a startup cloud infrastructure company. In 1998, while a student at the Massachusetts Institute of Technology, he co-founded Akamai Technologies, Inc. (NASDAQ: AKAM), the world’s first and largest Content Delivery Network. He was formerly Managing Director at Globespan Capital Partners and Chairman of the board at Zipcar. From 2016 to 2017, Mr. Seelig was Chairman of the Board of Pq By Ron Arad, a consumer eyeglass company. Since 2017 he has been a Board Member of Zagster Inc., an innovative transportation company. Mr. Seelig has been a board member of over a dozen companies and an investor in many more. His extensive experience in networking, cloud infrastructure, business, and finance enable him to serve on our Board of Directors.

Board of Directors' Meetings, Structure and Committees

The Board of Directors held nine regular and special meetings during the year ending December 31, 2019. Each director attended at least 75% of the meetings of the Board of Directors and each Committee on which he served. All of Zoom's directors are encouraged to attend Zoom's Annual Meeting of stockholders. There were three directors in attendance at the 2019 Annual Meeting.

Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee. As of December 31, 2019, the members of the Audit Committee were Messrs. Donovan, Frank, and Sykes with Mr. Frank presiding as Chairman; the members of the Compensation Committee were Messrs. Donovan, Frank, and Kramer with Mr. Kramer presiding as Chairman; and the members of the Nominating Committee were Messrs. Donovan, Hitchcock, and Kramer with Mr. Donovan presiding as Chairman. Effective as of April 14, 2020, Mr. Hitchcock was appointed the Executive Chairman of the Board of Directors and resigned as a member of the Nominating Committee. As of May 27, 2020, Messrs. Allen and Horowitz joined the Board of Directors. Effective as of June 1, 2020, Mr. Allen was appointed to the Compensation Committee and elected as its Chairman, and Mr. Horowitz and Mr. Seelig were appointed to the Nominating Committee, with Mr. Horowitz elected as its Chairman.

Board Independence. The Board of Directors has reviewed the qualifications of Messrs. Allen, Donovan, Frank, Horowitz, Kramer, Seelig and Sykes and has determined that each individual is "independent" as such term is defined under the current listing standards of the Nasdaq Stock Market. In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Structure of the Board of Directors. Mr. Hitchcock serves as the Executive Chairman of the Board of Directors. The Board of Directors has not designated a lead independent director.

The Board of Directors’ Role in Risk Oversight. The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic and business risks and monitors compliance with ethical standards. The Compensation Committee is tasked with identifying and overseeing risks associated with our executive compensation policies and practices.

Our Executive Officers

The names and biographical information of our executive officers are set forth below:

Name	Age	Position with the Company
Jeremy Hitchcock	38	Executive Chairman of the Board of Directors
Jacquelyn Barry Hamilton	58	Chief Financial Officer
John Lauten	54	Senior Vice President of Operations
Phil Stanhope	56	Chief Technology Officer and Vice President of Engineering

Jeremy Hitchcock is a technology entrepreneur and executive who joined Zoom’s Board of Directors in May 2019. On January 16, 2020, the Board appointed Mr. Hitchcock as Chairman of the Board, to be effective as of February 1, 2020. On April 14, 2020, the Board appointed Mr. Hitchcock as Executive Chairman of the Board. Mr. Hitchcock serves as the President and Chief Executive Officer of Minim, an IoT networking and security company. Mr. Hitchcock is a Principle at Orbit Group LLC, a New Hampshire based venture capital firm. Previously, Mr. Hitchcock founded Dyn, Inc. when he was a student at Worcester Polytechnic Institute in 2001. Dyn is an Internet infrastructure company connecting people, content, and commerce. The company grew to 500 employees and raised $100 million of growth capital, and was acquired by Oracle Corporation in 2017. Mr. Hitchcock’s extensive experience in networking, security, and business enable him to serve on our Board of Directors.

Jacquelyn Barry Hamilton was appointed Chief Financial Officer of Zoom in February 2020 following her initial role with the Company as consultant and Acting Chief Financial Officer. Prior to joining Zoom, she served as Chief Financial Officer of Modo Labs, Inc., a mobile application development company, from February 2019 through December 2019. Ms. Barry Hamilton served as Chief Financial Officer of Netcracker Technology Corp., a subsidiary of NEC Corporation that delivers a software platform together with professional integration services and managed services to telecommunications and cable companies globally, from June 2015 through September 2018 and as Chief Financial Officer of Intronis Technologies, a company that provides cloud-based data protection and recovery, from March 2012 through June 2015. Ms. Barry Hamilton also served as Vice President Finance & Operations of Monster Worldwide, Inc., a global public company providing a SaaS platform to match jobseekers with employers, from 2008 through 2012, and as Chief Financial Officer of the Global Technology Division of Monster Worldwide, Inc. from 2004 through 2008. Ms. Barry Hamilton served as Senior Vice President of the Integrated Services Group of Level 3 Communications, LLC from March 2002 through May 2003. Ms. Barry Hamilton served as Senior Vice President and Chief Financial Officer at Corporate Software Inc., a global reseller of software and related technologies from September 1998 through March 2002 and held positions of financial responsibility developing its finance, analytics and strategy functions between September 1990 through September 1998. Ms. Barry Hamilton earned a BA in Finance from Simmons College and an MS in Finance from the Carroll School of Management at Boston College.

John Lauten was appointed Senior Vice President of Operations of the Company in November 2019. Mr. Lauten is a high technology, senior level operations executive with extensive experience working for consumer electronics and communications companies offering products and/or services worldwide. His areas of expertise include supply chain management, operations, and strategy. Mr. Lauten held senior level positions with various high-tech companies including Nortel Networks Inc., Scientific-Atlanta LLC, Cisco Systems, Inc., Fox Factory, and Skully Technologies. At Scientific-Atlanta/Cisco he was Global Head of Customer Operations and Supply Chain Management. Under his leadership, Mr. Lauten optimized the supply chain and customer support organizations to create operational efficiencies and a better customer experience. Most recently, Mr. Lauten managed the turnaround of a wearable technology company called Skully Technologies as Chief Operating Officer. Mr. Lauten earned a BBA in Business Administration from Texas Christian University and an MBA from the University of Texas at Austin, The Red McCombs School of Business.

Phil Stanhope was appointed Chief Technology Officer and Vice President of Engineering in May 2019. Mr. Stanhope was the Vice President of Technology Strategy for Oracle Cloud Infrastructure (OCI). In this role he led the acquisition of a cloud security company and the subsequent launch of OCI’s first hosted security service. Mr. Stanhope was a member of the office of the Chief Technology Officer since 2014 and was the Chief Technology Officer of Dyn in 2016 when it was acquired by Oracle Corporation. Mr. Stanhope’s expertise includes engineering, infrastructure, architecture, security, analytics, operations, and emerging technologies. Mr. Stanhope is a known thought leader in the industry, having served on numerous advisory boards and technology adoption programs for over 30 years and has been a speaker at numerous internet and security conferences. Mr. Stanhope earned a BS degree in Computer & Information Science from the University of Massachusetts.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management Zoom's audited financial statements for the year ended December 31, 2019. The Audit Committee has also discussed with Marcum LLP, Zoom's independent registered public accounting firm for the year ended December 31, 2019, the matters required to be discussed by the Auditing Standards No. 16 (Communications with Audit Committees), issued by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with Marcum LLP that firm’s independence. The Audit Committee has reviewed the independent auditors’ fees for audit and non-audit services for the fiscal year ended December 31, 2019.

Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that Zoom's audited financial statements for 2019 be included in Zoom's Annual Report on Form 10-K for the year ended December 31, 2019.

Audit Committee:
Philip Frank, Chairman
Joseph J. Donovan
Peter Sykes

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Item 404(d) of Regulation S-K requires us to disclose in our proxy statement any transaction in which the amount involved exceeds the lesser of (i) $120,000, or (ii) one percent of the average of Zoom’s total assets at year-end for the last two completed fiscal years, in which Zoom is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

On May 3, 2019, the Company entered into a Stock Purchase Agreement (the “2019 Stock Purchase Agreement”) with certain accredited investors, including Messrs. Kramer, Manning, Stanhope and Sykes, Zulu Holdings LLC (“Zulu”) of which Mr. Hitchcock is the Co-Manager of Orbit Group LLC, the Manager of Zulu, Palm Fund, and our former President and Chief Executive Officer, Joseph L. Wytanis, in a private placement (the “2019 Private Placement”) pursuant to which the Company sold an aggregate of 4,545,455 shares of our Common Stock at a purchase price of $1.10 per share. Mr. Kramer purchased 90,910 shares for $100,001; Mr. Manning purchased 313,634 shares for $344,997; Mr. Stanhope purchased 50,000 shares for $55,000; Mr. Sykes purchased 36,364 shares for $40,000 and Mr. Wytanis purchased 90,910 shares for $100,001. Zulu purchased 3,727,273 shares for $4.1 million and Palm Fund purchased 136,364 shares for $150,000. Zulu served as the lead investor in the 2019 Private Placement. The gross proceeds to the Company at the closing of the 2019 Private Placement were approximately $5.0 million. In connection with the 2019 Private Placement, Messrs. Hitchcock and Seelig were appointed as members of the Board of Directors of the Company. In the event that Mr. Hitchcock or Mr. Seelig resigns or is removed from the Board, Zulu will have the right to designate a replacement director for each of them pursuant to the terms of the 2019 Stock Purchase Agreement. The board designation rights will terminate upon Zulu ceasing to own at least 8% of the Company’s Common Stock on a fully diluted basis. For a period of 30 months following the date of the 2019 Stock Purchase Agreement, Zulu shall have the right to participate in any subsequent financing in an amount necessary to maintain Zulu’s pro rata ownership of the Company (calculated on a fully-diluted basis) on the same terms, conditions and price provided for in any such subsequent financing.

On July 25, 2019, the Company entered into a Master Partnership Agreement with Minim, together with a related Statement of Work, License, Collaborative Agreement, Software/Service Availability Agreement and Software/Service Support Level Agreement (collectively, the “Partnership Agreement”). Mr. Hitchcock is the President and Chief Executive Officer of Minim. Under the Partnership Agreement, the Company will integrate Minim software and services into certain hardware products distributed by the Company, and Minim will be entitled to certain fees and a portion of revenue received from the end users of such services and software. The Company and Minim entered into an additional Statement of Work on December 31, 2019 providing for further integration of Minim services, with a monthly minimum payment of $5,000 payable by the Company to Minim starting in January 2020 for a period of 36 months and a requirement for Minim to purchase at least $90,000 of the Company’s hardware by December 2022. As of May 22, 2020, the Company has made payments totaling $25,000 to Minim under the Partnership Agreement.

On May 11, 2020, Joseph Wytanis notified the Company of his decision to step down from the positions of President and Chief Executive Officer of the Company. On May 15, 2020, the Company entered into a letter agreement (the “Separation Agreement”) with Mr. Wytanis, which terminated and superseded his employment agreement with the Company. Pursuant to the terms of the Separation Agreement, in consideration for, among other things, his compliance with certain restrictive covenants and all agreements between him and the Company, a general release of all claims against the Company, and subject to his non-revocation of the Separation Agreement, Mr. Wytanis will receive severance compensation equal to his current base salary, at the rate of $210,000 per year, less all applicable federal, state or local tax withholdings, payable in installments for the six months following the effective date of his separation from the Company. Mr. Wytanis’ stock options that would have vested during the six-month period following the date of separation were immediately vested and exercisable for up to 30 days following the date of separation. In addition, Mr. Wytanis will receive continuation of certain health insurance benefits. The Company also reimbursed Mr. Wytanis for certain relocation and business expenses.

On May 26, 2020, the Company entered into a Stock Purchase Agreement (the “2020 Stock Purchase Agreement”) with certain accredited investors, including Messrs. Allen, Manning and Stanhope, Zulu and Palm Fund, in a private placement (the “2020 Private Placement”) pursuant to which the Company sold an aggregate of 2,237,103 shares of Common Stock, at a purchase price of $1.52 per share. Mr. Allen purchased 6,578 shares for $10,000; Mr. Manning purchased 200,000 shares for $304,000 and Mr. Stanhope purchased 10,000 shares for $15,200. Zulu and Palm Fund each purchased 822,368 shares for $1.25 million. Palm Fund served as the lead investor in the 2020 Private Placement. The gross proceeds to the Company at the closing of the 2020 Private Placement were approximately $3.4 million. In connection with the 2020 Private Placement, Messrs. Allen and Horowitz were appointed as members of the Board. Pursuant to the 2020 Purchase Agreement, Palm Fund has the right to appoint replacements for Mr. Horowitz in the event of his resignation and to request that its designees be appointed to each committee of the Board of Directors to the extent approved by an affirmative vote of a majority of the Board of Directors of the Company and as otherwise permitted by applicable SEC and stock market requirements. The Board and committee designation right will terminate upon Palm Fund ceasing to own at least 5% of the Company’s Common Stock (as calculated for purposes of Section 13(d) of the Exchange Act. Pursuant to the 2020 Purchase Agreement, Palm entered into a standstill covenant for a period ending not later than the earliest to occur of five years after the date of completion of the 2020 Private Placement and two years after Mr. Horowitz or the Palm designee who succeeds him no longer serves on the Board of Directors of the Company.

Other than the foregoing transactions, Zoom has not been a participant in any transaction that is reportable under Item 404(d) of Regulation S-K since January 1, 2019.

Policies and Procedures Regarding Review, Approval or Ratification of Related Person Transactions

In accordance with our Audit Committee charter, which is in writing, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(d) of Regulation S-K promulgated by the Securities and Exchange Commission. Any related person transactions would need to be approved by our Audit Committee prior to us entering into such a transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of May 22, 2020 by (i) each person who is known by Zoom to own beneficially more than five percent of Zoom's outstanding Common Stock, (ii) each of Zoom's directors and named executive officers, as listed below in the Summary Compensation Table under the heading "Executive Compensation", and (iii) all of Zoom's current directors and executive officers as a group.

On May 22, 2020, there were 21,434,328 issued and outstanding shares of Zoom Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name and Address of Beneficial Owner (1)(2)	Beneficial Ownership	% of Common Stock Outstanding
5% or Greater Stockholders:
Manchester Management Company LLC(3) 3 West Hill Place Boston, MA 02114	4,285,717	20.0%
Zulu Holdings LLC(4) 848 Elm Street, 2nd Floor Manchester, NH 03101	3,727,273	17.4%

Directors and Named Executive Officers:
Joseph J. Donovan, Director(5)	151,000	*
Philip Frank, Director(6)	82,500	*
Jeremy Hitchcock, Executive Chairman(7)	3,779,953	17.6%
Peter R. Kramer, Director(8)	495,839	2.3%
Frank B. Manning, Director	2,020,773	9.4%
Jonathan Seelig, Director(9)	45,000	*
Peter Sykes, Director(10)	206,314	1.0%
Jacquelyn Barry Hamilton, Chief Financial Officer	-	-
John Lauten, Senior Vice President of Operations(11)	20,000	*
Phil Stanhope, Chief Technology Officer and Vice President of Engineering(12)	105,000	*
All directors and Executive Officers as a group (10 persons) (13)	6,906,379	31.6%

*Less than one percent of shares outstanding.

(1)
This table does not reflect the recent private placement transaction that closed on May 27, 2020, in which each of Zulu Holdings LLC, Palm Global Small Cap Master Fund LP, Mr. Frank Manning and Mr. David Allen participated and purchased shares of Common Stock and as a result of which Messrs. David Allen and Joshua Horowitz joined the Board of Directors.

(2)
Unless otherwise noted: (i) each person identified possesses sole voting and investment power over the shares listed; and (ii) the address of each person identified is c/o Zoom Telephonics, Inc., 225 Franklin Street, Boston, Massachusetts 02110.

(3)
Information is based on a Schedule 13D filed by Manchester Management Co LLC on September 27, 2015. It includes the following stockholders Manchester Explorer, L.P. in the amount of 2,857,143 shares, JEB Partners, L.P. in the amount of 1,142,857 shares, James E. Besser in the amount of 142,857 shares and Morgan C. Frank in the amount of 142,857 shares totaling 1,295,376. In all cases the address listed in the above table applies to all stockholders other than Morgan C. Frank whose address is: 1398 Aerie Drive, Park City, UT 84060.

(4)
Information is based on a Schedule 13D/A filed as of April 17, 2020, by Jeremy Hitchcock, Elizabeth Cash Hitchcock, Orbit Group LLC (“Orbit”), Hitchcock Capital Partners, LLC (“HCP”) and Zulu Holdings LLC (“Zulu”). The 3,727,273 shares are held of record by Zulu. HCP may be deemed the beneficial owner of the shares as a beneficial owner of the Common Stock held by Zulu through its ownership of Zulu. As the manager of Zulu, Orbit may be deemed the beneficial owner of the Common Stock held by Zulu. As the co-managers of Orbit and HCP, each of Jeremy P. Hitchcock and Elizabeth Cash Hitchcock may be deemed the beneficial owner of the Common Stock held by Zulu.

(5)
Includes 75,000 shares the Mr. Donovan has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 22, 2020.

(6)
Includes 82,500 shares that Mr. Frank has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days May 22, 2020.

(7)
Includes 3,727,273 shares that are held of record by Zulu, and 45,000 shares that Mr. Hitchcock has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 22, 2020.

(8)
Includes 75,000 shares that Mr. Kramer has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 22, 2020.

(9)
Includes 45,000 shares that Mr. Seelig, who became a director in May 2019, has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 22, 2020.

(10)
Includes 52,500 shares that Mr.  Sykes has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 22, 2020.

(11)
Includes 20,000 shares that Mr.  Lauten has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 22, 2020.

(12)
Includes 45,000 shares that Mr.  Stanhope has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 22, 2020.

(13)
Includes an aggregate of 462,500 shares that the current directors and Named Executive Officers listed above have the right to acquire uponexercise of outstanding stock options exercisable within sixty (60) days after May 22, 2020.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended December 31, 2019 and December 31, 2018 for our principal executive officer and our other two most highly compensated executive officers. We refer to these officers as our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Option Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
Frank B. Manning,	2019	$134,244	--	$67,463	$350	$202,057
retired Chairman of the Board, Chief Executive Officer and President	2018	$129,272	--	$45,500	$536	$175,308
Deena Randall (4),	2019	$137,492	$10,000	--	$350	$147,842
former Vice President of Operations	2018	$128,336	--	$40,950	$536	$169,822
Joseph L. Wytanis (5),	2019	$207,708	$60,000	--	$107,538	$375,246
former President and Chief Executive Officer	2018	$26,923	$30,000	$76,273	--	$133,196

(1)
The amounts in this column represent bonus payments granted in the applicable fiscal year.

(2)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Stock Option Plan and 2019 Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 7 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. These options are incentive stock options issued under the 2009 Stock Option Plan or 2019 Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

 (3)
The amounts included in the “All Other Compensation” column for 2019 consists of: (a) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer, and (b) taxable housing allowance to Mr. Wytanis of $107,188; and for 2018 consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Manning $186 and Ms. Randall $186; and (b) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer.

  (4)
Ms. Randall retired from the Company effective as of October 1, 2019.

  (5)
Mr. Wytanis resigned from the Company effective as of May 8, 2020.

Outstanding Equity Interests

The following table sets forth information concerning outstanding stock options as of December 31, 2019 for each named executive officer.

Outstanding Equity Awards at 2019 Fiscal Year-End

		Number of Securities Underlying Unexercised Options		Option	Option
Name	Grant Date	Exercisable Options	Unexercisable Options	Exercise Price	Expiration Date
Frank B. Manning(1)	04/30/2015	75,000	--	$0.25	04/30/2020
hh	08/09/2018	25,000	25,000	$2.09	08/09/2021
hh	09/03/2019	--	200,000	$0.81	09/03/2022
Deena Randall	08/09/2018	22,500	22,500	$2.09	08/09/2021
Joseph Wytanis(2)	10/29/2018	50,000	50,000	$1.66	08/09/2021

(1)
Upon his retirement, effective February 1, 2020, all of the options held by Mr. Manning became fully vested.

(2)
Upon his resignation, effective May 8, 2020, all of the options held by Mr. Wytanis became fully vested.

Employment, Termination and Change of Control Agreements

Zoom entered into severance and change of control agreements with each of the named executive officers. The purpose of these arrangements is to encourage the named executive officers to continue as employees and/or assist in the event of a change-in-control of Zoom. Zoom has entered into agreements with each of the named executive officers formalizing the compensation arrangement described below.

Under the terms of each agreement, if a named executive officer is terminated by Zoom for any reason other than for cause, such named executive officer will receive severance pay in an amount equal to the greater of three months’ base salary or a number of weeks of base salary equal to the number of full years employed by Zoom divided by two and all outstanding stock options issued on or after September 22, 2009 held by the named executive officer will become immediately vested and will be exercisable for a period of up to 30 days after termination.

Under the terms of each agreement, each named executive officer will receive severance pay equal to six months’ base salary if (i) the named executive officer’s employment is terminated without cause within six months after a change-in-control, (ii) the named executive officer’s job responsibilities, reporting status or compensation are materially diminished and the named executive officer leaves the employment of the acquiring company within six months after the change-in-control, or (iii) Zoom is liquidated. In addition, in the event of a change-in-control or liquidation of Zoom, outstanding stock options granted to the named executive officer on or after September 22, 2009 will become immediately vested.

Potential Termination and Change-in Control Payments

As of December 31, 2019, in the event a named executive officer is terminated by Zoom for any reason other than cause or a change-in-control or liquidation of Zoom, the named executive officer would receive the following cash payments: Mr. Manning $50,963 and Mr. Wytanis $50,000. These amounts represent the greater of three months’ salary or the number of weeks of base salary equal to the number of years employed by Zoom divided by two. In the event of termination as a result of a change-in-control or liquidation, the named executive officers would receive the following cash payments: Mr. Manning $64,636 and Mr. Wytanis $100,000. These amounts represent six months’ base salary. In the event of either termination of employment, all options held by the named executive officers that were issued on or after September 22, 2009 would become immediately vested. As described below and in the “Certain Relationships and Related Transactions” section, Mr. Wytanis employment agreement was terminated and superseded in connection with the Separation Agreement.

Ms. Randall, who retired effective October 1, 2019, was not then eligible for any such payment. Mr. Wytanis retired from the Company, effective as of May 8, 2020, and entered into the Separation Agreement, which terminated and superseded his prior employment agreement. Pursuant to the terms of the Separation Agreement, in consideration for, among other things, his compliance with certain restrictive covenants and all agreements between him and the Company, a general release of all claims against the Company, and subject to his non-revocation of the Separation Agreement, Mr. Wytanis will receive severance compensation equal to his current base salary, at the rate of $210,000 per year, less all applicable federal, state or local tax withholdings, payable in installments for the six months following the effective date of his separation from the Company. Mr. Wytanis’ stock options that would have vested during the six-month period following the date of separation will be immediately vested and exercisable for up to 30 days following the date of separation. In addition, Mr. Wytanis will receive continuation of certain health insurance benefits. The Company will also reimburse Mr. Wytanis for certain relocation and business expenses.

Director Compensation

The following table sets forth information concerning the compensation of our directors who are not named executive officers and who served as directors for the fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash	Option Awards (1)(2)(3)(4)(5)	All Other Compensation	Total
Joseph J. Donovan	$2,000	$9,801	−	$11,801
Derek Elder	−	$5,841	−	$5,841
Philip Frank	$2,000	$9,801	−	$11,801
Jeremy Hitchcock	$1,250	$18,522	−	$19,772
Peter R. Kramer	$2,000	$9,801	−	$11,801
Jonathan Seelig	$1,250	$18,522	−	$19,772
Peter Sykes	$2,000	$9,801	−	$11,801

(1)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Directors Stock Option Plan and 2019 Directors Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 7 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. These options are non-qualified stock options issued under the 2009 Directors Stock Option Plan or 2019 Directors Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

(2)
As of December 31, 2019, each non-employee director holds the following aggregate number of shares under outstanding stock options:

Name	Number of Shares Underlying Outstanding Stock Options
Joseph J. Donovan	75,000
Derek Elder(4)	--
Philip Frank	75,000
Jeremy Hitchcock	37,500
Peter Kramer	75,000
Jonathan Seelig	37,500
Peter Sykes	45,000

(3)
As of December 31, 2019, the number of shares underlying stock options granted to each non-employee director in 2019 and the grant date fair market value of such stock options is:

Name	Grant Date	Number of Shares underlying Stock Options Grants in 2019	Grant Date Fair Value of Stock Option Grants in 2019
Joseph J. Donovan	01/10/2019	7,500	$5,841
	07/10/2019	7,500	$3,960
Derek Elder(4)	01/10/2019	7,500	$5,841
Philip Frank	01/10/2019	7,500	$5,841
	07/10/2019	7,500	$3,960
Jeremy Hitchcock(5)	05/30/2019	30,000	$14,562
	07/10/2019	7,500	$3,960
Peter Kramer	01/10/2019	7,500	$5,841
	07/10/2019	7,500	$3,960
Jonathan Seelig(5)	05/30/2019	30,000	$14,562
	07/10/2019	7,500	$3,960
Peter Sykes	01/10/2019	7,500	$5,841
	07/10/2019	7,500	$3,960

(4)
On January 25, 2019, Derek Elder resigned from the Board of Directors.
(5)
The Company closed on a $5 million private placement and issued an aggregate of 4,545,455 shares on May 3, 2019 and Mr. Hitchcock and Mr. Seelig joined the Board; upon joining the Board, Mr. Hitchcock and Mr. Seelig each received a grant of 30,000 stock options. See the description of the private placement in the “Certain Relationships and Related Transactions” section in this proxy statement.

Each non-employee director of Zoom receives a fee of $500 per quarter plus a fee of $500 for each meeting at which the director is personally present. Travel and lodging expenses are also reimbursed.

Each non-employee director of Zoom may be granted stock options under Zoom's 2009 Directors Stock Option Plan, as amended (the "Directors Plan") or the 2019 Director Stock Option Plan. The 2009 Directors Plan expired and was replaced with the 2019 Director Stock Option Plan approved at the Company Annual Meeting in July, 2019. The exercise price for the options granted under either Directors Plan is the fair market value of the Common Stock on the date the option is granted.

Option Exercises

Joseph Donovan and Peter Kramer each exercised options to purchase a total of 15,000 shares of Common Stock during the fiscal year ended December 31, 2019.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon recommendation of the Audit Committee, the Board of Directors has appointed Marcum LLP as Zoom’s principal accountants and independent registered public accounting firm, to audit the financial statements of Zoom for the year ending December 31, 2020. A representative of Marcum LLP will be available at the meeting and will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions. Marcum LLP served as Zoom’s independent registered public accounting firm for the year ended December 31, 2019.

 Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Marcum LLP is not approved by a majority of the shares represented at the Annual Meeting, the Company will consider the appointment of other independent registered public accounting firms.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis. During our fiscal year ended December 31, 2019, no services were provided to us by Marcum LLP other than in accordance with the pre-approval procedures described herein.

Principal Accountant Fees and Services

The firm of Marcum LLP served as our independent registered public accounting firm for fiscal years 2019 and 2018.  The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by Marcum LLP for the fiscal years ended December 31, 2019 and December 31, 2018:

FEE CATEGORY	2019	2018
Audit fees (1)	$187,200	$169,060
Audit-related fees (2)	10,000	––
Total fees	$197,200	$169,060

———————
(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Zoom’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory filings and engagements.

(2)
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Zoom’s consolidated financial statements and are not reported under "Audit Fees." For 2019, fees are related to a private placement.

All services rendered by Marcum LLP for fiscal years 2018 and 2019 were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

Pursuant to Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently to hold future say-on-pay votes. Stockholders may indicate whether they would prefer that we conduct future say-on-pay votes once every one, two, or three years. Stockholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that an annual advisory vote on executive compensation will permit our stockholders to provide direct input on the Company’s executive compensation philosophy, policies, and practices as disclosed in the Company’s proxy statement, which is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

Required Vote

This vote is advisory, which means that the vote on the frequency of future say-on-pay votes is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The Company recognizes that the stockholders may have different views as to the best approach for the Company, and, therefore, we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation. The Board of Directors and the Compensation Committee will take into account the outcome of the vote; however, when considering the frequency of future say-on-pay votes, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold future say-on-pay votes more or less frequently than the frequency receiving the most votes cast by our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE OPTION OF AN ANNUAL VOTE AS THE PREFERRED FREQUENCY FOR FUTURE SAY-ON-PAY VOTES.

CODE OF ETHICS

Zoom has adopted a Code of Ethics for Senior Financial Officers that applies to Zoom's principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. Zoom's Code of Ethics for Senior Financial Officers is publicly available on its website at www.zoomtel.com. If Zoom makes any amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to Zoom's principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, Zoom will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a current report on Form 8-K.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND RECOMMENDATIONS FOR DIRECTOR

Stockholder proposals for inclusion in Zoom's proxy materials for Zoom's 2021 Annual Meeting of Stockholders must be received by Zoom no later than February 4, 2021. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for director at Zoom's 2021 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Zoom Telephonics, Inc., 225 Franklin Street, Boston, Massachusetts 02110. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain the specified information and conform to certain requirements set forth in Zoom's Bylaws. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee's charter, a copy of which is publicly available on Zoom's website at www.zoomtel.com. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of Zoom's Common Stock for at least one year. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein, in the Nominating Committee's charter or in Zoom's Bylaws.

Stockholders may make a business proposal, other than the nomination of for the election of directors by a stockholder, by providing notice that sets forth: (i) as to each matter the stockholder proposes to bring before Zoom's 2021 Annual Meeting of Stockholders: a brief description of the business desired to be brought before such meeting, the text of the proposal, and the reasons for conducting such business at such meeting; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made: the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, the class and series and number of shares of stock of the Company that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, and a description of any material interest of such stockholder or such beneficial owner and the respective affiliates and associates of, or others acting in concert with, such stockholder or such beneficial owner in such business. Notice of such business proposal should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain the specified information and conform to certain requirements set forth in Zoom's Bylaws.

STOCKHOLDER COMMUNICATIONS

Any stockholder wishing to communicate with any of Zoom's directors regarding Zoom may write to the director c/o Investor Relations, Zoom Telephonics, Inc., 225 Franklin Street, Boston, Massachusetts 02110. Investor Relations will forward these communications directly to the director(s).

OTHER MATTERS

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting other than described in this proxy statement. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Exchange Act, the section of the Proxy Statement entitled "Audit Committee Report" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

COPIES OF ANNUAL REPORT ON FORM 10-K FOR 2018

Copies of Zoom's Annual Report on Form 10-K for the year ending December 31, 2019, as filed with the Securities and Exchange Commission, are provided herewith and available to stockholders without charge upon written request addressed to Zoom Telephonics, Inc., 225 Franklin Street, Boston, Massachusetts 02110, Attention: Investor Relations.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND IN THIS PROXY STATEMENT.

By order of the Board of Directors,

Jeremy Hitchcock Executive Chairman of the Board of Directors Zoom Telephonics, Inc.

Boston, Massachusetts
June 4, 2020

Appendix A
ZOOM TELEPHONICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

July 17, 2020

The undersigned stockholder of Zoom Telephonics, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated June 4, 2020, and hereby appoints Jeremy Hitchcock and Jacquelyn Barry Hamilton, and each of them acting singly, with full power of substitution and resubstitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Thursday, July 17, 2020 by live webcast at www.virtualshareholdermeeting.com/ZMTP2020. The meeting will be held in virtual format only and will begin at 10:00 a.m., and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED AS TO A PARTICULAR PROPOSAL, IT WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS OR SUCH OTHER PROPOSAL, AS THE CASE MAY BE.

Notice of Internet Availability of Proxy Material: The Notice of Meeting, proxy statement and proxy card are available at www.proxyvote.com.

DETACH PROXY CARD HERE
v v

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AS DIRECTORS AND “FOR” ALL OTHER PROPOSALS EXCEPT WITH RESPECT TO PROPOSAL 4. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR” ON PROPOSAL 4.

1. Election of Directors:	FOR	AGAINST	ABSTAIN
DAVID ALLEN	[ ]	[ ]	[ ]
JOSEPH J. DONOVAN	[ ]	[ ]	[ ]
PHILIP FRANK	[ ]	[ ]	[ ]
JEREMY HITCHCOCK	[ ]	[ ]	[ ]
JOSHUA HOROWITZ	[ ]	[ ]	[ ]
PETER R. KRAMER	[ ]	[ ]	[ ]
FRANK B. MANNING	[ ]	[ ]	[ ]
JONATHAN SEELIG	[ ]	[ ]	[ ]
PETER SYKES	[ ]	[ ]	[ ]

2.
To ratify the appointment of Marcum LLP as Zoom Telephonics, Inc.’s independent registeredpublic accounting firm for its fiscal year ending December 31, 2020.

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

3.
Advisory vote to approve the compensation of the Company’s named executive officers (the “say-on-pay” vote).

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

4.
Advisory vote on the frequency of holding future say-on-pay votes.

   [ ] 1 YEAR
   [ ] 2 YEARS
   [ ] 3 YEARS
   [ ] ABSTAIN

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